UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2015

Aerie Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36152	20-3109565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2030 Main Street, Suite 1500

Irvine, California 92614

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (949) 526-8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On June 29, 2015, the Board of Directors (the “Board”) of Aerie Pharmaceuticals, Inc. (the “Company”) appointed both Julie McHugh and Michael M. du Toit to the Board, effective immediately.

Ms. McHugh was elected to serve as a Class I director for the remainder of the current Class I term, which will expire at the annual meeting of stockholders to be held in 2017, or until the election and qualification of her successor. The Board has determined that Ms. McHugh satisfies the definition of “independent director” under the securities laws and the NASDAQ listing standards.

Ms. McHugh will receive compensation for her services in accordance with the Company’s Non-Employee Director Compensation Program, under which she will receive a pro-rated annual retainer of $35,000 for her services as a non-employee director. In addition, Ms. McHugh will be eligible to receive a one-time initial option award to purchase 25,000 shares of common stock of the Company, which will vest quarterly over a three-year period, subject to her continued service on the Board through each applicable vesting date.

Mr. du Toit was elected to serve as a Class II director for the remainder of the current Class II term, which will expire at the annual meeting of stockholders to be held in 2018, or until the election and qualification of his successor. The Board has determined that Mr. du Toit satisfies the definition of “independent director” under the securities laws and the NASDAQ listing standards.

Mr. du Toit will receive compensation for his services in accordance with the Company’s Non-Employee Director Compensation Program, under which he will receive a pro-rated annual retainer of $35,000 for his services as a non-employee director. In addition, Mr. du Toit will be eligible to receive a one-time initial option award to purchase 25,000 shares of common stock of the Company, which will vest quarterly over a three-year period, subject to his continued service on the Board through each applicable vesting date.

There are no related party transactions reportable under Item 5.02(d)(4) of Form 8-K and Item 404(a) of Regulation S-K.

On June 29, 2015, the Company issued a press release announcing the appointment of Ms. McHugh and Mr. du Toit to the Board. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated June 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERIE PHARMACEUTICALS, INC.

Date: June 29, 2015	By:	/s/ Richard J. Rubino
Richard J. Rubino
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated June 29, 2015.